UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2014

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 20, 2014, the Board of Directors (the “Board”) of Apollo Education Group, Inc. (the “Company”) appointed Dana H. Born, Ph.D. to fill an existing vacancy on the Board, effective immediately. With the appointment of Dr. Born, the Board includes eight independent members. Dr. Born was also appointed to serve on the Board’s Audit Committee and Compensation Committee.
Dr. Born will participate in the cash and equity compensation programs provided to and upon the same terms as our other non-employee directors, but with respect to fiscal year 2014 Board service, will receive cash and equity compensation on a prorated basis. These cash and equity compensation programs are more fully described under “Director Compensation” in our Information Statement on Form 14C filed with the Securities and Exchange Commission on December 27, 2013, which description is incorporated in this Item 5.02 by this reference. In accordance with those programs, Dr. Born received, at the time of her March 20, 2014 appointment to the Board, a pro-rated equity award for the balance of the 2014 fiscal year comprised of a restricted stock unit award covering 2,833 shares of the Company’s Class A common stock, which will vest upon her continuation in Board service through August 31, 2014. In addition, we have entered into an indemnification agreement with Dr. Born on substantially the same terms as for our other non-employee directors which obligates us to indemnify her in her capacity as a director to the maximum extent permitted by law.
Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.
On March 21, 2014, the Company issued a press release announcing the appointment of Dana H. Born, Ph.D. to its Board of Directors, Audit Committee and Compensation Committee. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are provided herewith:

Exhibit Number	Description
99.1	Text of press release issued by Apollo Education Group, Inc. dated March 21, 2014.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

March 21, 2014	By:	/s/ Brian L. Swartz
Name: Brian L. Swartz Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Text of press release of Apollo Education Group, Inc. dated March 21, 2014.